SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant                                    /X/

Filed by a Party other than the Registrant                                                             /  /

Check the appropriate box:

/ X /	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /	Definitive Proxy Statement

/ /	Definitive Additional Materials

/ /	Soliciting Material Pursuant to §240.14a-12

Lighthouse Opportunity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

The Lighthouse Opportunity Fund
10000 Memorial Drive, Suite 660
Houston, TX 77024
(866) 811-0218
October __, 2005

Dear Lighthouse Opportunity Fund Shareholder:

We are writing to inform you of the upcoming Special Meeting of Shareholders of The Lighthouse Opportunity Fund (the “Fund”) scheduled to be held on December 15, 2005 at 9:00 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (the “Special Meeting”) to vote on two important proposals affecting the Fund:

1)
to approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Professionally Managed Portfolios (the “Trust”), on behalf of the Fund, and Lighthouse Capital Management, Inc. (the “Advisor”), under which the Advisor will continue to act as investment advisor to the Fund; and

2)	to approve the retention of investment advisory fees by, and the payment of such fees to, the Advisor for the period March 3, 2003 through the effective date of the New Advisory Agreement.

As discussed in more detail in the enclosed Proxy Statement, a series of transactions relating to the ownership structure of the Advisor occurred between March 2003 and June 2003. The Advisor has represented to the Trust that the transactions did not result in any actual change in the management or policies of the Advisor, and consequently that under applicable Securities and Exchange Commission rules no termination of the current investment advisory agreement occurred. However, the transaction may nonetheless be deemed inadvertently to have caused the current agreement to have been terminated.

In order to avoid disruption of the Fund’s investment management program, the Board of Trustees of the Trust (the “Board”) has unanimously voted to recommend that shareholders of the Fund be asked to approve the New Advisory Agreement. The Board will approve the New Advisory Agreement at the Board’s next regular meeting prior to its effective date. Under the New Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund on the same terms and with the same fee structures under which it currently operates. The Board believes that this proposal is in the Fund’s and your best interest.

The Board also recommends that shareholders of the Fund vote in favor of the proposal approving the retention of fees by, and the payment of fees to, the Advisor for the period of March 1, 2003 through the effective date of the proposed New Advisory Agreement.

If you are a shareholder of record as of the close of business on October 31, 2005, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board recommends approval of the new investment advisory agreement and encourages you to vote “FOR” the proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call (626)-914-7383.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

LIGHTHOUSE OPPORTUNITY FUND	LIGHTHOUSE CAPITAL MANAGEMENT, INC.

/s/ Robert M. Slotky, President	/s/ Paul G. Horton, President

The Lighthouse Opportunity Fund
10000 Memorial Drive, Suite 660
Houston, TX 77024
(866) 811-0218

NOTICE OF SPECIAL MEETING
TO BE HELD DECEMBER 15, 2005

To the shareholders of the Lighthouse Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), for a Special Meeting (the “Meeting”) of shareholders of the Fund to be held on December 15, 2005:

Notice is hereby given that the Meeting will be held on December 15, 2005, at 9:00 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.
To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Lighthouse Capital Management, Inc. (the “Advisor”), under which the Advisor will continue to act as investment advisor to the Fund,

2.	To approve the retention of fees by, and payment of fees to, the Advisor for the period March 31, 2005 through the effective date of the New Advisory Agreement;

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 31, 2005 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

By: Order of the Board of Trustees

Date: October __, 2005	By:	/s/ Chad E. Fickett

Chad E. Fickett, Secretary

LIGHTHOUSE OPPORTUNITY FUND

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

OCTOBER __, 2005

The Lighthouse Opportunity Fund (the “Fund”) will be holding a Special Meeting of Shareholders on December 15, 2005 at 9:00 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202. Shareholders of the Fund are receiving the enclosed proxy statement (the “Proxy Statement”) and proxy card to consider and to vote on each of the two proposals set forth in the Proxy Statement.

We ask that you give the proposals on which you are being asked to vote careful consideration. This section of the Proxy Statement is intended to give you a quick review of the proposals and the proxy process. Details about each proposal are set forth in the Proxy Statement. You are urged to read the entire Proxy Statement, including the appendices, completely and carefully.

Q: WHY ARE SHAREHOLDERS BEING MAILED THESE PROXY MATERIALS?

A: You are receiving these proxy materials because you have the right to vote on two important proposals concerning your investment in the Fund. The purpose of the Proxy Statement is to disclose important information about, and to seek shareholder approval on, the two proposals related to the Fund’s investment advisor, Lighthouse Capital Management, Inc. (the “Advisor”).

Q: WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE MEETING?

A: There are two proposals for consideration at the Meeting:

1.
To approve or disapprove a new investment advisory agreement (the “New Advisory Agreement”) by and between Trust (the “Trust”), on behalf of the Fund, and the Advisor, under which the Advisor will continue to act as investment advisor to the Fund; and

2.	To approve or disapprove of the retention of fees by, and payment of fees to, the Advisor for the period March 31, 2003 through the effective date of the New Advisory Agreement.

The proposals are not linked, and your vote on any one proposal will not affect the vote regarding the other proposal.

Q:	WHY IS THE FUND ASKING FOR APPROVAL OF A NEW ADVISORY AGREEMENT?

A: A series of transactions relating to the ownership structure of the Advisor occured between March 2003 and June 2003. The Advisor has represented to the Trust that the transactions did not result in any actual change in the management or policies of the Advisor and consequently, that under applicable SEC rules no termination of the current investment advisory agreement occurred. However, the transactions may nonetheless be deemed inadvertently to have caused the agreement to have terminated. In order to avoid possible disruption of the Fund’s investment management program, shareholders of the Fund are being requested to approve the New Advisory Agreement. The New Advisory Agreement is substantially identical to the current investment advisory agreement (the “Original Advisory Agreement”) and would simply continue the relationship between the Advisor and the Fund. Approval of the New Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.

Q: HOW IS THE PROPOSED NEW ADVISORY AGREEMENT DIFFERENT FROM THE ORIGINAL ADVISORY AGREEMENT?

A: The New Advisory Agreement is substantially identical to the Original Advisory Agreement in content and fee structure and is simply a continuation of the relationship between the Advisor and the Fund. The Advisor will continue to perform the same investment advisory services under the New Advisory Agreement that it performed under the Original Advisory Agreement. The portfolio manager responsible for the Fund is expected to continue in the same manner as under the Original Advisory Agreement, and there will be no change in investment objectives or strategies of the Fund.

Q: WILL THE NEW ADVISORY AGREEMENT CHANGE THE MANAGEMENT FEES CHARGED TO THE FUND?

A: No. The overall amount of fees that the Fund pays will remain the same.

Q: WHY IS THE FUND ASKING FOR APPROVAL OF RETENTION OF FEES PAID OR PAYABLE TO THE ADVISOR?

A: The Fund is seeking shareholder approval to allow the Advisor to retain all payments and be paid all unpaid amounts for the period of March 31, 2003 through the effective date of the New Advisory Agreement. As discussed in more detail in the enclosed Proxy Statement, a series of transactions relating to the ownership structure of the Advisor occurred between March 2003 and June 2003 which could be deemed to have inadvertently terminated the original Advisory Agreement. The Advisor has represented to the Trust that the transactions did not result in any actual change in the management or policies of the Advisor and, consequently, the Advisor has concluded that under applicable SEC rules the transactions would not be deemed to have resulted in the termination of the Original Advisory Agreement. However, the transactions may nonetheless be deemed inadvertently to have caused the Original Advisory Agreement to have terminated.

Q: HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THESE MATTERS?

A: The Board of Trustees of the Trust recommends that shareholders vote in favor of each proposal.

Q: WHO IS ELIGIBLE TO VOTE AT THE MEETINGS?

A: Shareholders as of October 31, 2005 (the “Record Date”) are entitled to vote at the Special Meeting or any adjournment of the Special Meeting. Shareholders may cast one vote for each share they own on each matter.

Q: HOW DO SHAREHOLDERS VOTE THEIR PROXIES?

A: To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope.

Despite the possible inadvertent termination of the Original Advisory Agreement, the Advisor has continued to provide the Fund with the investment advisory services called for under the Original Advisory Agreement without interruption. In order to avoid possible disruption of the Fund’s investment management program and provide the Advisor with compensation for services which have already been rendered to the Fund, shareholders of the Fund are being asked to approve the retention of fees paid or payable to the Advisor.

Q: WILL THE FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A: No. The Fund will not bear these costs. The Advisor has agreed to bear all of the costs and expenses associated with the Special Meeting.

Q: WHERE CAN I GET MORE INFORMATION ABOUT THESE PROPOSALS?

A: Please contact Robert Slotky at 626-914-7383 between the hours of 8:30 a.m. to 5:30 p.m., Central time. Representatives will be happy to answer any questions you may have.

Lighthouse Opportunity Fund
10000 Memorial Drive, Suite 660
Houston, TX 77024
(866) 811-0218

PROXY STATEMENT
October __, 2005

General. To the shareholders of the Lighthouse Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on December 15, 2005:

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust’s Board of Trustees (the “Board of Trustees”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting of Shareholders of the Fund (the “Meeting”) to be held December 15, 2005, at 9:00 a.m., Central time, at the offices of the Fund’s Administrator, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is November 16, 2005. At the Meeting, the shareholders of the Fund will be asked:

1.
To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Lighthouse Capital Management, Inc. (the “Advisor”), under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund,

2.	To approve the retention of fees by, and payment of fees to, the Advisor for the period March 31, 2003 through the effective date of the New Advisory Agreement;

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Massachusetts business trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on each matter presented at the Meeting. Shareholders of the Fund at the close of business on October 31, 2005 will be entitled to be present and vote at the Meeting. As of that date, there were _____ shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $___________.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Along with the approval of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund within the meaning of the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Advisory Agreement to become effective. “Majority” for this purpose, as permitted under the 1940 Act, means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposals and vote against adjournment all proxies that voted against the proposals.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of all series entitled to vote at the Meeting. As noted above, the Fund is a separate “series” of the Trust. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of 40% of the outstanding shares of the Fund, which is the only series entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, the Advisor, or U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, who will not be paid for these services. The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor. The Fund anticipates that such fees will amount to approximately $_______, all of which will be paid by the Advisor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s current investment advisor is Lighthouse Capital Management, Inc., (the “Advisor”), 10000 Memorial Drive, Suite 660, Houston, Texas, 77024. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202. The Fund’s transfer and dividend disbursing agent is USBFS, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Share Ownership. To the knowledge of the Trust’s management, before the close of business on October 31, 2005, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	% Ownership	Type of Ownership

To the knowledge of the Trust’s management, before the close of business on October 31, 2005 the Officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund, and no Trustee or Officer of the Trust had any beneficial ownership of the Fund’s outstanding shares.

Reports to Shareholders. COPIES OF THE FUND’S MOST RECENT ANNAUL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (866) 811-0218.

PROPOSAL NO. 1:

APPROVAL OF NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST ON BEHALF OF THE FUND AND THE ADVISOR

Background. Pursuant to an investment advisory agreement dated September 29, 1995 (the “Original Advisory Agreement”), the Advisor currently provides investment advisory services to the Fund and manages the portfolio assets of the Fund. The Original Advisory Agreement was approved by the Board of Trustees, including all Independent Trustees, on August 22, 1995. The Original Advisory Agreement was last approved by the shareholders of the Fund on September 29, 1995.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Section 15(a) also provides that any such advisory contract must terminate on its “assignment.” Section 2(a)(4) provides that a change of control of an investment adviser, such as the purchase of a controlling interest of the Advisor, constitutes an assignment. Rule 2a-6 of the 1940 Act states that a transaction that does not result in a change of actual control or management of the investment adviser to a fund is not an assignment for the purposes of Section 15(a).

The Transaction. The Original Advisory Agreement may be deemed to have been terminated on March 31, 2003 and/or on June 30, 2003 due to a possible deemed assignment of the Original Advisory Agreement resulting from a change in ownership structure of the Advisor in which Paul Horton, President of the Advisor, sold some of his interest in the Advisor to William Choice, Vice President of the Advisor, and Chris Matlock, Portfolio Manager of the Fund. As indicated above, Section 15 of the 1940 Act generally requires that an investment advisory contract terminate upon its assignment to another person. The Advisor has represented to the Trust that these transactions did not result in any actual change in the management or policies of the Advisor and, consequently, that Rule 2a-6 under the 1940 Act should be applicable, under which the transaction would not be deemed to have resulted in the termination of the Original Advisory Agreement. However, in order to avoid possible disruption of the Fund’s investment management program, shareholders of the Fund are being asked to approve the New Advisory Agreement between the Fund and the Advisor.

The proposed New Advisory Agreement is substantially identical to the Original Advisory Agreement previously approved by the Fund’s shareholders and the Board of Trustees. A form of the New Advisory Agreement for the Fund is attached to this Proxy Statement as Exhibit A.

The Advisor entered into the Original Advisory Agreement with the Fund on September 29, 1995. As of July 2002, Mr. Horton was the sole shareholder of the Advisor. On March 31, 2003, Mr. Horton sold some of his interest in the Advisor to Mr. Choice and Mr. Matlock (the “March Transaction”). The March Transaction was the first step in a plan ultimately intended to allow other key employees to become additional owners of the Advisor. As a result of the March Transaction, Mr. Choice owned 32.5%, Mr. Matlock owned 20% and Mr. Horton owned 47.5% interest in the Advisor. Three months later, in June 2003, a second transaction occurred that made Mr. Horton, Mr. Choice and Mr. Matlock equal partners, each with 33.3% interest in the Advisor (the “June Transaction”). At the time of the March Transaction and June Transaction, no legal analysis or consideration was undertaken on behalf of the Advisor or the Fund concerning each transaction’s impact on the Original Advisory Agreement because the personnel of the Advisor believed in good faith that there was no change in actual control or management of the Advisor.

The March Transaction and the June Transaction did not change the portfolio manager, the investment philosophy, administration or any other operational activity related to the Fund. Mr. Horton has continuously served as the principal executive officer, director and decision maker of the Advisor since its organization in 1988.

Since the Fund’s inception, the Advisor has continued to provide the Fund with uninterrupted investment advisory services called for under the Original Advisory Agreement that includes, but is not limited to, regularly providing investment advice to the Fund and continuously supervising the investment and reinvestment of cash, securities and other assets for the Fund.

From March 31, 2003 until October 26, 2005, the Fund has compensated the Advisor for advisory services in an amount equal to the percentage of the Fund’s average daily net assets stated in the Original Advisory Agreement. Since October 26, 2005, the fees payable to the Advisor have been retained by the Fund (but accrued as liabilities) pending shareholder approval of Proposal No. 2. During this same period, the Advisor has also continued to provide services and honor its expense limitation obligation to the Fund as described in an Operating Expense Limitation Agreement between the Advisor and the Trust, dated December 3, 1999.

Current Shareholder Approval. At a telephonic meeting held October 26, 2005, the Board of Trustees was also asked to consider whether the Advisor may retain those advisory fees that had been paid or which were payable to the Advisor since March 31, 2003 under the Original Advisory Agreement. Having so approved, the Board of Trustees determined that the Fund’s shareholders also should vote on whether to permit the Advisor to retain those fees received or which were payable since March 31, 2003 through the time that the Fund’s shareholders approve the New Advisory Agreement. The Board of Trustees recommend that the shareholders of the Fund vote in favor of this proposal.

If approved by the shareholders of the Fund, the New Advisory Agreement will be executed and become effective upon shareholder approval. On November 30, 2005, the Board of Trustees will vote in person, as required by the 1940 Act, to approve the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement is substantially identical to the Original Advisory Agreement except for the dates of execution, effectiveness and termination.

Furthermore, if the New Advisory Agreement is approved by Fund shareholders, the Board of Trustees will also approve a new operating expense limitation agreement (the “New Operating Expense Agreement”) with the Advisor. Pursuant to an operating expense limitation agreement dated December 3, 1999 (the “Original Operating Expense Agreement”), the Advisor is obligated (in connection with its management of the Fund) to waive its advisory fees and assume at its own expense certain expenses otherwise payable by the Fund to ensure that net annual operating expenses do not exceed 2.00% of the Fund’s average daily net assets. The Original Advisory Agreement was approved by the Board of Trustees, including all Independent Trustees, on August 22, 1995. If an assignment of the Original Advisory Agreement had occurred as discussed above, the Original Operating Expense Agreement would have terminated upon termination of the Original Advisory Agreement. The New Operating Expense Agreement will be substantially identical to the Original Operating Expense Agreement, and will contractually obligate the Advisor to waive its advisory fees for the Fund and assume certain expenses to ensure that net annual operating expenses of the Fund do not exceed 2.00% of the Fund’s average daily net assets. The Advisor and the Trust, on behalf of the Fund, will simultaneously enter the New Operating Expense Agreement and the Advisor will continue its obligation to waive and/or reimburse Fund expenses on the same terms as the original Operating Expense Agreement.

If the Trust on behalf of the Fund enters into the New Operating Expense Agreement, under certain conditions the Advisor will be entitled to recapture any fees it waives and/or reimburses for a period of three years after such reimbursement was made, which may include waivers or reimbursements made during the period March 31, 2003 through the effective date of the New Advisory Agreement (the “Interim Period”). (However, as more fully explained below, for the Interim Period the Advisor will only be able to recapture waived and/or reimbursed fees so long as such fees do not result in the Advisor receiving more than what it would be entitled to under “Proposal No. 2.” Under “Proposal No. 2”, upon shareholder approval, the Advisor would only be entitled to the lesser of its cost in managing the Fund or the contractual advisory fees it would have received under the Original Advisory Agreement during the Interim Period.)

For the fiscal periods ended August 31, 2003, 2004 and 2005, the investment advisory fees paid by the Fund and applicable fee waivers were as follows:

	2003*	2004	2005
Total Advisory Fees Accrued	44,736	126,192	133,919
Fees Waived/Expenses Absorbed	(42,440)	(185,874)	(91,170)
Total Fees paid to Advisor	2,296	40,318	42,749
* Reflects the fiscal period March 31, 2003 through August 31, 2003.

Summary of the Original Advisory Agreement and the New Advisory Agreement. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Agreement is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Advisory Services. Both the Original and New Advisory Agreement provide that the Advisor will provide certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Trustees.

Management Fees. Both the Original Advisory Agreement and the New Advisory Agreement provide that the Fund will pay the Advisor a fee with respect to the Fund based on the Fund’s average daily net assets. Under both the Original Advisory Agreement and New Advisory Agreement, the Advisor is compensated for its investment advisory services at the annual rate of 1.25% of the Fund’s average daily net assets.

Brokerage Policies. The Original Advisory Agreement and New Advisory Agreement both authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution. The Advisor may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, or other services provided by the broker to the Advisor. However, both the Original Advisory Agreement and New Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

Payment of Expenses. Both the Original Advisory Agreement and New Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Duration and Termination. Each of the Original Advisory Agreement and New Advisory Agreements provide that it shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees or Fund shareholders. Both the Original Advisory Agreement and New Advisory Agreements may be terminated by the Board of Trustees or a vote of a majority of the shareholders of the Fund upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Other Provisions. Boththe Original Advisory Agreement and New Advisory Agreements provide that the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The Original Advisory Agreement and New Advisory Agreement both provide that nothing contained in the Original Advisory Agreement and New Advisory Agreement shall be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Original Advisory Agreement and New Advisory Agreement. Additionally, the Original Advisory Agreement and New Advisory Agreement both provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in both of the Original Advisory Agreement and New Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Fund’s shareholders may have under any federal securities laws. Both the Original Advisory Agreement and New Advisory Agreement provide that the Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the Advisor in connection with its duties to invest the Fund’s assets. The Original Advisory Agreement and New Advisory Agreement both provide that the Trust may indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust and applicable law.

    Executive Officers and Directors of the Advisor. Information regarding the principal executive officers and directors of the Advisor is set forth below. The address of the Advisor is 10000 Memorial Drive, Suite 660, Houston, TX 77024. The address for each of the persons listed below, as it relates to his or her duties with the Advisor, is the same as that of the Advisor.

Name	Position with Advisor
Paul G. Horton	President
William H. Choice	Vice President
Christine M. Cobb	Chief Compliance Officer
Christopher A. Matlock	Chief Investment Officer
Richard Hunter	Director of Research
James L. Walter	Marketing Director

Required Vote. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by the Fund’s shareholders, it will become effective on December 15, 2005. If the shareholders of the Fund do not approve the New Advisory Agreement, the Advisor will cease to serve as the investment adviser of the Fund. In that event, the Fund will consider its options regarding an investment adviser for the Fund. Nonetheless, the Advisor will be entitled to receive the lesser of the investment advisory fees held since October 31, 2005 or the amount of expenses actually incurred by the Advisor while performing services during the Interim Period.

Recommendation of the Board of Trustees. Since the New Investment Advisory Agreement is substantially identical to the Original Advisory Agreement, except for immaterial corrections and dates of execution, termination and effectiveness, the Board of Trustees believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board of Trustees believes that, despite the purchase of a controlling interest in the Advisor by Mr. Choice and Mr. Matlock, there will be no change in the services provided by the Advisor to the Fund. The Board of Trustees considered that there will be no change in the day-to-day management responsibilities for the Fund’s portfolio management or to the members of the Advisor who determine the Fund’s overall investment strategy, portfolio allocation and risk parameters. The Board of Trustees was presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and the shareholders of the Fund.

In considering whether to recommend the New Advisory Agreement for approval by the Fund’s shareholders, the Trustees had before them information to evaluate the experience of the Advisor’s key personnel in portfolio management, the quality of services the Advisor is expected to continue to provide to the Fund, and the compensation proposed to be paid to the Advisor. This information together with the information provided to the Independent Trustees throughout the course of the year formed the primary (but not exclusive) basis for the Board of Trustee’s determinations. The Board of Trustees also reviewed the factors it considered in re-approving the Original Advisory Agreement, which is substantially identical to the New Advisory Agreement, in August 2005. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustee’s conclusion that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board of Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board of Trustees considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Board of Trustees also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board of Trustees also considered the prior relationship between the Advisor and the Trust, as well as the Board of Trustee’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board of Trustees concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board of Trustees noted that the Fund’s year-to-date and five-year performance were each above the median of its peer group. The Board of Trustees also noted that although the Fund’s one- and three-year performance were below the median of its peer group, it was ranked in the third quartile for three-year performance. Furthermore, the Fund was ranked in the first quartile for its year-to-date and five-year performance. The Trustees concluded that the advisor’s performance was satisfactory under current market conditions.

The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board of Trustees concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board of Trustees reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board of Trustees noted that the Advisor had agreed to maintain an annual expense ratio of 2.00%. The Trustees noted that, while the Fund’s advisory fee, 12b-1 fees and total expense ratio were above its peer group median, the expense structure was in line with the fees charged by the advisor to its other investment management clients and were not excessive. The Board of Trustees particularly noted that the advisor had continued to subsidize the Fund’s operations and had not yet recouped any amount of these subsidies. The Board of Trustees also noted that the compensation payable to the Advisor by the Fund under the New Advisory Agreement will be at the same rate as the compensation now payable by the Fund to the Advisor under the Original Advisory Agreement. In addition, the Board of Trustees noted that the terms of the Original Advisory Agreement will be unchanged under the New Advisory Agreement except for different effective and termination dates and minor updating changes. The Board of Trustees concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board of Trustees also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board of Trustees noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board of Trustees concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board of Trustees reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board of Trustees considered the Advisor’s profitability report and considered that the additional benefits derived by the Advisor from its relationship with the Fund, namely benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor. After such review, the Board of Trustees determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board of Trustee’s decision to recommend that shareholders approve the New Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board of Trustees (including a majority of the Independent Trustees) therefore determined that the approval of the New Advisory Agreement would be in the best interests of the Fund and its shareholders.

Other Legal Requirements under the Investment Company Act. Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Advisor has informed the Trust that the series of transactions described above did not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s Board of Trustees must be disinterested trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement.

Additional Information about the Trust and the Advisor. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

Name	Position with the Trust	Position with the Advisor
Dorothy A. Berry	Disinterested Trustee	None
Wallace L. Cook	Disinterested Trustee	None
Rowley W.P. Redington	Disinterested Trustee	None
Carl A. Froebel	Disinterested Trustee	None
Steven J. Paggioli*	Interested Trustee	None
Robert M. Slotky	President	None
Eric W. Falkeis	Treasurer	None
Chad E. Fickett	Secretary	None
* Steven J. Paggioli is an interested Trustee with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with the Advisor or any parent, subsidiary or affiliate of the Advisor. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND LIGHTHOUSE CAPITAL MANAGEMENT, INC., UNDER WHICH THE ADVISOR WILL CONTINUE TO ACT AS INVESTMENT ADVISOR WITH RESPECT TO THE ASSETS OF THE FUND, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL NO. 2:

APPROVAL OF FEES PAID TO AND PAYABLE TO THE ADVISOR

You are being asked to approve the retention of fees paid to, and the payment of fees earned by, the Advisor for the period March 31, 2003 through the effective date of the New Advisory Agreement (the “Interim Period”). In keeping with previous positions taken by the Securities and Exchange Commission (the “SEC”), the fees paid to the Advisor for its services during the Interim Period will not exceed the lesser of:

1.	the Advisor’s cost in managing the Fund during the Interim Period, or

2.	the contractual advisory fees it would have received had the Original Advisory Agreement remained in effect during the Interim Period.

Background. The Advisor has continued to provide the Fund with uninterrupted investment management services called for under the Original Advisory Agreement. These services include, but are not limited to, regularly providing investment advice to the Fund and continuously supervising the investment and reinvestment of cash, securities and other assets for the Fund. For the Interim Period, the Fund has compensated the Advisor for these services in an amount equal to 1.25% of the Fund’s average daily net assets. During the Interim Period, the Advisor also continued to honor its expense limitation commitments to the Fund under the original Operating Expense Agreement.

Since October 26, 2005, the fees payable to the Advisor have been retained by the Fund (booked as payable) pending the resolution of this matter. During this same period the Advisor has also continued to honor its expense limitation commitments to the Fund.

For the Interim Period, the investment advisory fees paid by the Fund and applicable fee waivers were as follows:

Total Advisory Fees Accrued
Fees Waived/Expenses Absorbed
Total Fees paid to Advisor

Required Vote. Having approved the Advisor’s request that it be permitted to retain and/or be paid those fees received during the Interim Period, the Board of Trustees has determined that it is in the best interest of the Fund and its shareholders to submit the matter for final approval by the Fund’s shareholders. Approval of Proposal No. 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares.

If the shareholders of the Fund do not approve the payment of these fees to the Advisor, the Board of Trustees would consider other options, including the solicitation of further proxies or requesting that the Advisor forego payment of its fees since March 31, 2003, including possible disgorgement of fees already paid. Until the Fund’s shareholders approve the payment of fees to the Advisor for the Interim Period, the Advisor will not be entitled to receive any fees from the Fund due to the Advisor for its advisory services since the possible deemed assignment of the Original Advisory Agreement on March 31, 2003. The Advisor has separately agreed with the Fund that all compensation earned by the Advisor for its services since October 26, 2005 will be held by the Fund’s custodian and the Advisor will only receive this compensation (as well as the right to retain any compensation paid to the Advisor before discovery of the possible assignment) if Proposal No. 2 is approved by shareholders. In addition, if the shareholders do not approve Proposal No. 2, the Advisor will be obligated to return any advisory fees already paid to the Advisor for the period March 31, 2003 through the discovery of the possible assignment in October 2005.

Recommendation of the Board of Trustees. The Advisor, relying on equitable principles, sought Board approval to allow the Advisor to avoid an economic burden and (1) retain all payments already made by the Fund; and (2) be paid all amounts (including interest earned), as compensation for services provided, and to be provided, since discovery of the possible assignment in October 2005 through the effective date of the New Advisory Agreement. However, in keeping with SEC positions, the Board of Trustees and the Advisor have agreed that the fees paid to the Advisor for its services during the Interim Period will not exceed the lesser of:

1.	the Advisor’s cost in managing the Fund during the Interim Period, or

2.	the contractual advisory fees it would have received had the Original Advisory Agreement remained in effect during the Interim Period.

In granting its approval, the Board of Trustees considered the nature of the continuing relationship between the Advisor and the Fund, the Advisor’s willingness to subsidize the Fund’s operations, and the nature and the quality of the services it has performed for the Fund since its inception. The Trustees also considered that: (1) the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act; (2) should Board of Trustees or shareholder approval be withheld, the Advisor might seek to retain some or all of these payments (and be paid some or all of the payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreement, which may have terminated because of a possible assignment; (3) the Fund and its shareholders have experienced no economic harm during the applicable period when no effective advisory agreement was in place between the Advisor and the Trust, and the amounts that were paid and held by the Fund would have been no more than what the Fund would have paid had the Original Advisory Agreement remained in effect; (4) the Board of Trustees has sought, and received, assurances from USBFS, the Fund’s administrator, to pay for the costs of soliciting shareholder approval of the Advisory Agreement and the ratification of its advisory fees that might arise due to the administrative oversight; (5) the Advisor has represented to the Trust that the transactions described above did not result in a “change of actual control or management” of the Advisor and, consequently, the Advisor has concluded that Rule 2a-6 under the 1940 Act should be applicable, under which the transaction would not be deemed to have resulted in the termination of the Original Advisory Agreement; (6) the absence of bad faith on the part of the Advisor; (7)the nature of the continuing relationship between the Advisor and the Fund, including the nature and quality of the services it has performed for the Fund since the Fund’s inception and, (8) but for failing to meet the technical requirements of the 1940 Act, the Board of Trustees had intended that the Original Advisory Agreement continue uninterrupted for the current year. The Board of Trustees is satisfied that shareholders of the Fund will not bear any of the costs associated with the solicitation of shareholder approval as described in this Proxy Statement.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PAYMENT OF ALL ADVISORY FEES PAID AND HELD AND/OR EARNED BUT NOT PAID BY THE FUND TO THE ADVISOR DURING THE INTERIM PERIOD, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE PAYMENT OF ALL ADVISORY FEES PAID AND HELD AND/OR EARNED BUT NOT PAID BY THE FUND TO THE ADVISOR DURING THE INTERIM PERIOD.

GENERAL INFORMATION

Other Matters to come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Chad E. Fickett,  Secretary

/s/ Chad E. Fickett

Milwaukee, WI
October __, 2005

EXHIBIT A

PROFESSIONALLY MANAGED PORTFOLIOS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ___ day of________, 2005 by and between Professionally Managed Portfolios (the “Trust”), a Massachusetts business trust and Lighthouse Capital Management, Inc., a Texas corporation (the “Advisor”).

WITNESSETH:

WHEREAS, a series of the Trust having separate assets and liabilities has been created entitled the Lighthouse Opportunity Fund (the “Fund”); and

WHEREAS, it is therefore desirable to have an investment advisory agreement (i.e., this Agreement) relating to the Fund, which agreement will apply only to this Fund;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties here to as follows:

1. In General

The Advisor agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Advisor with respect to Investment of Assets of the Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, (the “Board of Trustees”) the Advisor shall:

(i) Decide what securities shall be purchased or sold by the Trust with respect to the Fund and when; and

(ii) Arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Trust with respect to the Fund.

(b) Any investment purchases or sales made by the Advisor shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940, (the “1940 Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees; and (5) the fundamental policies of the Trust relating to the Fund, as reflected in the Trust’s registration statement under the 1940 Act (including by reference the Statement of Additional Information) as such registration statement is amended from time to time, or as amended by the shareholders of the Fund.

(c) The Advisor shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether or not such purchase, sale or retention shall have been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

1

EXHIBIT A

    (d) Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

(e) It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. The Trust may indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

(f) The Fund may use the name Lighthouse Opportunity Fund or any name derived from or using the name Lighthouse only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

3. Broker-Dealer Relationships

The Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such polices as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

4. Allocation of Expenses

The Advisor agrees that it will furnish the Trust, at the Advisor’s expense, with office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Advisor will also pay all compensation of any Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. All operating costs and

2

EXHIBIT A

expenses relating to the Fund not expressly assumed by the Advisor under this Agreement shall be paid by the Trust from the assets of the Fund, including, but not limited to (I) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust’s Trustees other than those affiliated with the Advisor or the Manager; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of the Fund’s shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or the shares of the Fund; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (xiii) all expenses which the Trust or the Fund agrees to bear in any distribution agreement or in any plan adopted by the Trust and/or a Fund pursuant to Rule 12b-1 under the Act.

5. Compensation of the Advisor

(a) The Trust agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor hereunder, an annual management fee, payable monthly and computed on the value of the net assets of the Fund as of the close of business each business day at the annual rate of 1.25% of such net assets.

(b) In the event the expenses of the Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and any distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions where the Fund is registered or qualified for sale, the Advisor will reduce its fees by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at no time will there be any accrued but unpaid liability under this expense limitation. The Advisor may reduce any portion of the compensation or reimbursement of expenses due to it under this agreement, or may agree to make payments to limit the expenses which are the responsibility of the Fund. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any fee withheld from the Advisor under this paragraph shall be reimbursed by the Fund to the Advisor to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Advisor has agreed.

6. Duration and Termination

(a) This Agreement shall go into effect on the effective date of the Post-Effective Amendment of the Registration Statement of the Trust covering the shares of the Fund and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from that date, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

3

EXHIBIT A

    (b) This Agreement may be terminated by the Advisor at any time without penalty upon giving the Trust sixty (60) days’ written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Advisor sixty (60) days’ written notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

7. Agreement Binding Only on Fund Property

The Advisor understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust’s property; the Advisor represents that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust. This agreement has been executed by or with reference to any Trustee in such person’s capacity as a Trustee, and the Trustees shall not be personally liable hereon.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS	LIGHTHOUSE CAPITALMANAGEMENT INC.
on behalf of the Lighthouse Opportunity Fund

By: Name: Title:	By: Name: Title:

4

PROXY

LIGHTHOUSE OPPORTUNITY FUND

SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 15, 2005

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF PROFESSIONALLY MANAGED PORTFOLIOS

The undersigned hereby appoints Chad E. Fickett and Jim A. Zawada, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Lighthouse Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), to be held on December 15, 2005 at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on October 31, 2005. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: _________________________________, 2005

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

_______________________________________
Signature(s)                                            (Title(s), if applicable)

This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1. To approve the new investment agreement between Lighthouse Capital Management, Inc and the Lighthouse Opportunity Fund	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To approve the retention of fees by, and payment of fees to, the Advisor for the period March 31, 2003 through the effective date of the New Advisory Agreement	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE DECEMBER __, 2005

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME